Exhibit 10.7(a)

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

AMENDMENT NO. 1 TO THE EXCLUSIVE LICENSE, SUPPLY AND DISTRIBUTION AGREEMENT

This Amendment No. 1 to the Exclusive License, Supply and Distribution Agreement (the “Amendment”) is entered into on December 31, 2018 (“Effective Date”) by and between Bioventus LLC, a Delaware limited liability company, with its principal place of business at 4721 Emperor Blvd. Suite 100, Durham NC 27703 (“BIOVENTUS”) and IBSA Institut Biochimique SA (Switzerland), a Swiss organization, with a registered office at Via al Ponte 13, 6900 Massagno – Switzerland (“IBSA”). BIOVENTUS and the IBSA each are referred to herein as a “Party” and collectively, as the “Parties”.

RECITALS

A.	BIOVENTUS and IBSA entered into an Exclusive License, Supply and Distribution Agreement on February 8, 2016 (“Agreement”); and

B.	BIOVENTUS desires to purchase and re-sell and IBSA desires to sell the PRODUCT, as such term is defined in the Agreement, in accordance with the terms and subject to the conditions of this Amendment.

BIOVENTUS and IBSA hereby enter into this Amendment and the Parties agree as follows.

1.	Definitions. Except as otherwise defined in this Amendment, all capitalized terms shall have the meaning ascribed to them in the Agreement.

2.	IBSA Non-Compete. Article VII.6 is hereby deleted in its entirety and replaced with the following:

“IBSA will not (and will ensure that its AFFILIATES do not) develop or actively promote in the TERRITORY (or license or otherwise permit any third party to promote in the TERRITORY), either directly or indirectly, any intra-articular hyaluronan injection with any of the following characteristics (each, a “Competitive Condition”): (a) the same quali-quantitative formulation as the following products containing (i) [***] (ii) [***] and (iii) [***]; (b) [***]; or (c) [***].

In the event IBSA or its AFFILIATES either directly or indirectly register, market or distribute an intra-articular hyaluronan injection that does not meet any of the Competitive Conditions (each, a “New Product”) that is assigned the same HCPCS “J” code as the PRODUCT by the U.S. Center for Medicare and Medicaid Services (“CMS”) or other similar federal government reimbursement code within the TERRITORY: (a) IBSA shall provide BIOVENTUS written notice of such reimbursement decision within [***] days after such decision, (b) the MINIMUM PURCHASE REQUIREMENTS for the MARKETING YEAR when such determination is made and all subsequent MARKETING YEARS shall be reduced to [***], and (c) IBSA shall pay BIOVENTUS a [***] royalty equal to [***] of the net price (“IBSA NET PRICE”) of the New Product (determined in the same manner as the NET SELLING PRICE using IBSA’s sales of New Product) for the [***] after such determination is made and all [***] (“Royalty Payment”). IBSA shall pay BIOVENTUS the Royalty Payment [***] within [***] days after the end of the applicable [***]. Such Royalty Payment will be made as long as the Gel-Syn Exclusive License, Supply and Distribution Agreement is in force.

In the event IBSA or its AFFILIATES decide not to directly market and distribute any New Product and plan to license or otherwise permit any third party to promote in the TERRITORY, IBSA shall first offer BIOVENTUS the exclusive right to actively promote such New Product in the TERRITORY at least [***] days before the proposed initial sale of such New Product. If BIOVENTUS responds with a request to negotiate within [***] days after receipt of such notice (“Negotiation Notice”), IBSA and BIOVENTUS shall negotiate the terms of such exclusive rights to the New Product in good faith during the [***] days following IBSA’s receipt of the Negotiation Notice (“Negotiation Period”). IBSA and its AFFILIATES shall not offer or license any rights to actively promote the New Product in the TERRITORY to any third party prior to or during the Negotiation Term.”

3.

Revised Minimum Purchase Requirements. The MINIMUM PURCHASE REQUIREMENTS stated in Article XVI.1 for the 2nd, 3rd, and 4th MARKETING YEARS are hereby deleted in their entirety and replaced with the following:

“2nd MARKETING YEAR (2018): [***]

3rd MARKETING YEAR (2019): [***]

4th MARKETING YEAR (2020): [***]

5th MARKETING YEAR (2021) [***]

6th MARKETING YEAR (2022) onwards [***]

4.	Failure to Meet Minimum Purchase Requirements. Article XVI.2 is hereby deleted in its entirety and replaced with the following:

“Should BIOVENTUS fail to issue sufficient purchase orders in order to meet the MINIMUM PURCHASE REQUIREMENT during any MARKETING YEAR during the term of this Agreement (other than on account of a FAILURE TO SUPPLY (as defined in Article XVI.3)), IBSA shall have the right to terminate this Agreement upon [***] days prior written notice to Bioventus delivered by August 1st of the concerned MARKETING YEAR; provided, however, that this Agreement will not terminate if BIOVENTUS, by the end of such [***] day period, has issued purchase orders to IBSA for a quantity of PRODUCT that, when combined with the quantities previously ordered during the applicable MARKETING YEAR, equal or exceed the applicable MINIMUM PURCHASE REQUIREMENT (and, for the avoidance of doubt, such additional purchase orders may provide for a delivery date that is in January of the following MARKETING YEAR. Therefore the purchase orders need to be issued on or before August 30th of the concerned MARKETING YEAR). Such termination by IBSA shall be IBSA’s sole and exclusive remedy with respect to any failure by BIOVENTUS to meet the annual MINIMUM PURCHASE REQUIREMENT, and BIOVENTUS shall have no liability to IBSA with respect to any such failure.”

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5.	Trademark. The TRADEMARK for “GEL-SYN” (application Serial No. 86/376,022) stated on Annex B is hereby deleted in its entirety.

6.	Construction. Except as expressly modified by this Amendment, the terms of the Agreement shall remain in full force and effect.

7.

Entire Agreement. This Amendment, including the Appendix attached hereto, which is incorporated herein by reference, and the Agreement constitute the entire agreement between the Parties pertaining to the subject matter hereof, superseding any other previous proposals, representations or statements, oral or written. Any previous agreements, other than the Agreement, between the Parties pertaining to the subject matter of this Amendment are hereby expressly canceled and terminated. Except as explicitly provided in this Amendment, any modification of this Amendment or the Agreement must be in writing and signed by authorized representatives of both Parties.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed, by their duly authorized representatives, as of the Effective Date.

BIOVENTUS LLC		IBSA INSTITUT BIOCHIMIQUE SA

(United States of America)		(Switzerland)

By:	/s/ Anthony P. Bihl III	By:	/s/ Arturo Licenziati
Name:	Anthony P. Bihl III	Name:	Arturo Licenziati
Title:	CEO	Title:	CEO

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